Morgan Stanley Institutional Fund Trust - Corporate
Bond Portfolio
Item 77O- Transactions effected pursuant to Rule
10f-3


Securities Purchased:  Plains All American Pipeline,
L.P. 6.125% due 12/31/2049
Purchase/Trade Date: 10/4/2017
Offering Price of Shares: $100.000
Total Amount of Offering: $800,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.009%
Percentage of Fund's Total Assets: 0.15%
Brokers: J.P. Morgan, BofA Merrill Lynch, Morgan
Stanley, Wells Fargo Securities, BBVA, BNP
Paribas, DNB Markets, Mizuho Securities, MUFG,
Scotia, Howard Weil, SMBC, Nikko, SunTrust
Robinson Humphrey, BB&T Capital Markets, BMO
Capital Markets, Deutsche Bank Securities, US
Bancorp
Purchased from: J.P. Morgan Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  Wal-Mart Stores Inc. 3.625%
due 12/15/2047
Purchase/Trade Date:10/11/2017
Offering Price of Shares: $99.848
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.008%
Percentage of Fund's Total Assets: 0.15%
Brokers: Barclays, Citigroup, Morgan Stanley,
HSBC, J.P. Morgan, Mizuho Securities, BNP
Paribas, Credit Suisse, Goldman Sachs & Co. LLC,
MUFG, US Bancorp, Wells Fargo Securities,
Santander, Standard Chartered Bank, BBVA, ICBC
Standard Bank, Lloyds Securities, Loop Capital
Markets, NatWest Markets, Popular Securities,
Scotiabank, TD Securities, Academy Securities, C.L.
King & Associates, The Williams Capital Group,
L.P.
Purchased from: Citigroup Global Markets Inc.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.


Securities Purchased:  PNC Bank National
Association 3.100% due 10/25/2027
Purchase/Trade Date: 10/18/2017
Offering Price of Shares: $99.966
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $325,000
Percentage of Offering Purchased by Fund: 0.033%
Percentage of Fund's Total Assets: 0.67%
Brokers: Barclays, Citigroup, Morgan Stanley, J.P.
Morgan, Credit Suisse, Goldman Sachs & Co. LLC,
US Bancorp, Wells Fargo Securities, Santander,
Standard Chartered Bank, ICBC Standard Bank,
PNC Capital Markets LLC, Jefferies, BofA Merrill
Lynch, Deutsche Bank Securities, Sandler O'Neill +
Partners, L.P.
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.


Securities Purchased:  Capital One Financial
Corporation 3.300% due 10/30/2024
Purchase/Trade Date: 10/26/2017
Offering Price of Shares: $99.709
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.007%
Percentage of Fund's Total Assets: 0.21%
Brokers: BofA Merrill Lynch, J.P. Morgan, Morgan
Stanley, RBC Capital Markets, Capital One
Securities, Academy Securities, Blaylock Van, LLC,
Ramirez & Co., Inc., The Williams Capital Group,
L.P.
Purchased from: J.P. Morgan Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.


Securities Purchased:  Buckeye Partners, L.P.
4.125% due 12/1/2017
Purchase/Trade Date: 11/9/2017
Offering Price of Shares: $99.503
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.019%
Percentage of Fund's Total Assets: 0.15%
Brokers: Barclays, PNC Capital Markets LLC,
SunTrust Robinson Humphrey, BB&T Capital
Markets, BNP Paribas, Morgan Stanley, SMBC
Nikko, BBVA
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  ITC Holdings 3.350% due
11/15/2017
Purchase/Trade Date: 11/9/2017
Offering Price of Shares: $99.932
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: 0.025%
Percentage of Fund's Total Assets: 0.26%
Brokers: Barclays, J.P. Morgan, Morgan Stanley,
Wells Fargo Securities, Mizuho Securities,
Scotiabank, BofA Merrill Lynch, Credit Suisse,
Goldman Sachs & Co. LLC, TD Securities
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.












Securities Purchased:  Alibaba Group Holding Ltd.
2.800% due 6/6/2023
Purchase/Trade Date: 11/29/2017
Offering Price of Shares: $99.853
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.029%
Percentage of Fund's Total Assets: 0.41%
Brokers: Morgan Stanley, Citigroup, Credit Suisse,
Goldman Sachs (Asia) LLC, J.P. Morgan, ANZ,
BNP Paribas, DBS Bank Ltd., HSBC, ING, Mizuho
Securities
Purchased from: Credit Suisse Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  Bank of Montreal 3.803% due
12/15/2032
Purchase/Trade Date: 12/7/2017
Offering Price of Shares: $100.000
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $175,000
Percentage of Offering Purchased by Fund: 0.014%
Percentage of Fund's Total Assets: 0.36%
Brokers: BMO Capital Markets, Citigroup, Goldman
Sachs & Co. LLC, UBS Investment Bank, BofA
Merrill Lynch, HSBC, Wells Fargo Securities, J.P.
Morgan, Morgan Stanley, Barclays, Credit Suisse,
Desjardins Capital Markets
Purchased from: BMO Capital Markets Corp.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.











Securities Purchased:  Credit Suisse Group AG
3.869% due 1/12/2029
Purchase/Trade Date: 1/5/2018
Offering Price of Shares: $100.000
Total Amount of Offering: $2,000,000,000.00
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.013%
Percentage of Fund's Total Assets: 0.52%
Brokers: Credit Suisse, Morgan Stanley
Purchased from: Credit Suisse Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  Air Lease Corporation
2.500% due 3/1/2021
Purchase/Trade Date: 1/8/2018
Offering Price of Shares: $99.381
Total Amount of Offering: $550,000,000.00
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.045%
Percentage of Fund's Total Assets: 0.51%
Brokers: J.P. Morgan Securities LLC, Merrill
Lynch, Pierce, Fenner & Smith Incorporated, SG
Securities Americas, LLC and Wells Fargo
Securities, LLC, Morgan Stanley
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.














Securities Purchased:  Crown Castle International
Corp. 3.800% due 2/15/2028
Purchase/Trade Date: 1/9/2018
Offering Price of Shares: $99.615
Total Amount of Offering: $1,000,000,000.00
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.010%
Percentage of Fund's Total Assets: 0.21%
Brokers: Citigroup, Credit Agricole CIB, RBC
Capital Markets, SOCIETE GENERALE and TD
Securities, Morgan Stanley
Purchased from: Citigroup Global Markets Inc.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  Starbucks Corp. 3.100% due
3/1/2023
Purchase/Trade Date: 2/26/2018
Offering Price of Shares: $99.968
Total Amount of Offering: $1,000,000,000.00
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.025%
Percentage of Fund's Total Assets: 0.52%
Brokers: BofA Merrill Lynch, J.P.Morgan, Morgan
Stanley, Wells Fargo Securities, Scotiabank,
Blaylock Van, LLC, The Williams Capital Group,
L.P.
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.














Securities Purchased:  Nationwide Building Society
4.302% due 3/8/2029
Purchase/Trade Date: 3/1/2018
Offering Price of Shares: $100.000
Total Amount of Offering: $750,000,000.00
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.027%
Percentage of Fund's Total Assets: 0.44%
Brokers: Citigroup, Credit Agricole CIB, RBC
Capital Markets, SOCIETE GENERALE and TD
Securities, Morgan Stanley
Purchased from: Citigroup Global Markets Inc.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  High Street Funding Trust
4.111% due 2/15/2028
Purchase/Trade Date: 3/8/2018
Offering Price of Shares: $100.000
Total Amount of Offering: $400,000,000.00
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.050%
Percentage of Fund's Total Assets: 0.44%
Brokers: Credit Suisse, Deutsche Bank
Securities, Morgan Stanley, Jefferies
Purchased from: Credit Suisse Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.














Securities Purchased:  Lloyds Bank PLC 4.375%
due 3/22/2028
Purchase/Trade Date: 3/15/2018
Offering Price of Shares: $99.647
Total Amount of Offering: $1,500,000,000.00
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.013%
Percentage of Fund's Total Assets: 0.43%
Brokers: HSBC, JP Morgan, Lloyds Banking Group,
Morgan Stanley. Depository: Clearstream Banking
S.A., Euroclear Bank, DTCC
Purchased from: Goldman Sachs & Co.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  Assurant, Inc. 4.200% due
9/27/2023
Purchase/Trade Date: 3/22/2018
Offering Price of Shares: $99.767
Total Amount of Offering: $300,000,000.00
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: 0.042%
Percentage of Fund's Total Assets: 0.27%
Brokers: Morgan Stanley, J.P. Morgan Securities
LLC, Wells Fargo Securities, LLC, U.S. Bancorp
Investments, Inc., KeyBanc Capital Markets Inc.,
BMO Capital Markets Corp, Scotia Capital (USA)
Inc., Goldman Sachs & Co. LLC, Barclays Capital
Inc., Lloyds Securities Inc., HSBC Securities (USA)
Inc.
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.